Exhibit 10.3

FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this “Amendment”) is made effective as of October 2, 2014 (the “Effective Date”), by and among the seller entities identified on the signature pages attached hereto (collectively, “Sellers”, or each, a “Seller”) and CubeSmart, L.P. (“Purchaser”).

RECITALS

A.                                Sellers and Purchaser entered into that certain Agreement for Purchase and Sale on August 25, 2014 (the “Agreement”) in connection with the purchase and sale of twenty-six (26) self-storage facilities, as more fully described therein.

B.                                    Sellers and Purchaser wish to amend the Agreement upon the terms and conditions contained herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sellers and Purchaser do hereby covenant and agree as follows:

1.                                      Definitions.  Capitalized terms which are used in this Amendment, but not defined in this Amendment, shall have the meanings ascribed to such terms as set forth in the Agreement.

2.                                      Group One Closing Date and Group One Outside Closing Date.  The Group One Closing Date and the Group One Outside Closing Date shall be November 3, 2014.

3.                                      Disapproval Date.  Section 3(c) of the Agreement is hereby amended to provide that the Disapproval Date shall be Tuesday, October 7, 2014.

4.                                      Ratification.  Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement shall remain unaffected, unchanged and unimpaired by reason of this Amendment.  The Agreement, as amended by this Amendment, is hereby ratified, confirmed and continued in full force and effect.  In the event of any conflict or inconsistency between this Amendment and the Agreement, the terms of this Amendment shall govern and control.

5.                                      Counterparts.  This Amendment may be executed in counterparts, in which case all such counterparts taken together shall constitute one and the same instrument which is binding upon all parties hereto, notwithstanding that all of the parties are not signatories to the original or the same counterpart.  Facsimile and PDF/Adobe Acrobat signatures shall be treated as original signatures.

[signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

PURCHASER:

CUBESMART, L.P.

By:                            CubeSmart, its general partner

By: /s/ Jeffrey P. Foster

Jeffrey P. Foster

Senior Vice President, Chief Legal Officer & Secretary

SELLERS:

GROUP ONE SELLERS:

STORAGE PARTNERS OF SOUTH HARLEM, LLC

By:                            HSREP II Holding, LLC, a Delaware limited liability company

By:                            HSRE REIT II, a Maryland real estate investment trust, its sole member

By: /s/ Stephen M. Gordon

Name:                        Stephen M. Gordon

Its:                                           Trustee

WWP-HSRE SDO, LLC

WWP-HSRE ONTARIO GE, LLC

WWP-HSRE ONTARIO, LLC

By:                            HSRE-WWP I, LLC, a Delaware limited liability company

By:                            HSRE-WWP IA, LLC, a Delaware limited liability company

By:                            HSREP II Holding, LLC, a Delaware limited liability
company

By:                            HSRE REIT II, a Maryland real estate
investment trust, its sole member

By: /s/ Stephen M. Gordon

Name:                       Stephen M. Gordon

Its:                                          Trustee

HSREP II STORAGE – BOLINGBROOK, LLC

HSREP II STORAGE – CANAL, LLC

HSREP II STORAGE – CHESTNUT, LLC

HSREP II STORAGE – COLTON, LLC

HSREP II STORAGE – COUNTRYSIDE, LLC

HSREP II STORAGE – EXETER, LLC

HSREP II STORAGE – FORSYTH, LLC

HSREP II STORAGE – GEORGESVILLE, LLC

HSREP II STORAGE – HENDERSON, LLC

HSREP II STORAGE – JOHNSTON, LLC

HSREP II STORAGE – MORSE, LLC

HSREP II STORAGE – POLARIS, LLC

HSREP II STORAGE – ROBERTS, LLC

HSREP II STORAGE – SANFORD, LLC

HSREP II STORAGE – TWENTY FIFTH, LLC

HSREP II STORAGE – WAKEFIELD, LLC

HSREP II STORAGE – WAVERLY, LLC

HSREP II STORAGE – WESTERN, LLC

HSREP II STORAGE – WOONSOCKET, LLC

By:                            HSREP II Storage I, LLC, a Delaware limited liability company

By:                            HSREP II Storage Holding I, LLC, a Delaware limited
liability company

By:                            HSREP II Holding, LLC, a Delaware limited
liability company

By:                            HSRE REIT II, a Maryland real estate
investment trust, its sole member

By: /s/ Stephen M. Gordon

Name:                       Stephen M. Gordon

Its:                                          Trustee

GROUP TWO SELLERS:

STORAGE PARTNERS OF BLUE ISLAND, LLC

STORAGE PARTNERS OF MAYWOOD, LLC

STORAGE PARTNERS OF NORTH KEDZIE, LLC

STORAGE PARTNERS OF SOUTH CHICAGO, LLC

By:                            HSRE Chicago Self Storage Holding I, LLC, a Delaware
limited liability company

By:                            HSRE REIT I, a Maryland real estate investment
trust, its sole member

By: /s/ Christopher Merrill

Name:                       Christopher Merrill

Its:                                          Trustee